UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 14, 2019

LOEWS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6541	13‑2646102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

667 Madison Avenue, New York, N.Y.	10065‑8087
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 521‑2000

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

 Set forth below is information relating to the 2019 Annual Meeting of Shareholders of the Registrant (the "Annual Meeting").

The Annual Meeting was called to order at 11:00 A.M. on May 14, 2019. Represented at the meeting, in person or by proxy, were shares of common stock, par value $0.01 per share, of the Registrant representing 290,413,898 votes, approximately 94.8% of the votes represented by the issued and outstanding shares of common stock entitled to vote.

The following business was transacted:

Election of Directors

Shares representing over 81.2% of the votes cast for directors were voted for the election of each of the following directors, each of whom was elected. The number of votes for, against and abstained, and all shares as to which brokers indicated that they did not have the authority to vote ("Broker Non-Votes") with respect to each director were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes

Ann E. Berman	271,028,596	6,292,100	134,997	12,958,205
Joseph L. Bower	257,183,242	20,133,659	138,792	12,958,205
Charles D. Davidson	275,140,966	2,188,173	126,554	12,958,205
Charles M. Diker	270,140,029	7,156,429	159,235	12,958,205
Paul J. Fribourg	251,830,088	25,499,249	126,356	12,958,205
Walter L. Harris	225,390,243	51,937,880	127,570	12,958,205
Philip A. Laskawy	266,866,074	10,457,665	131,954	12,958,205
Susan P. Peters	275,269,751	2,037,277	148,665	12,958,205
Andrew H. Tisch	259,977,363	17,389,961	88,369	12,958,205
James S. Tisch	265,557,105	11,808,135	90,453	12,958,205
Jonathan M. Tisch	262,323,480	15,032,627	99,586	12,958,205
Anthony Welters	272,646,413	4,679,904	129,376	12,958,205

Advisory Vote on Executive Compensation

Approved – Shares representing 263,560,563 votes, approximately 95.1% of the votes cast, voted, in an advisory vote, to approve the compensation of executive officers of the Registrant named in its proxy statement dated April 3, 2019. Shares representing 13,619,485 votes, approximately 4.9%, of the votes cast, voted against, and shares representing 275,645 votes abstained. In addition, there were 12,958,205 Broker Non-Votes.

Ratification of the Appointment of Independent Auditors

Approved – Shares representing 285,083,287 votes, approximately 98.2% of the votes cast, voted to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Registrant. Shares representing 5,215,139 votes, approximately 1.8%, of the votes cast, voted against, and shares representing 115,472 votes abstained.

Shareholder Proposal Requesting Certain Disclosures Regarding Political Contributions

Not approved – Shares representing 76,860,074 votes, approximately 27.8% of the votes cast, voted for the shareholder proposal requesting certain disclosures regarding political contributions. Shares representing 199,731,299 votes, approximately 72.2%, of the votes cast, voted against, and shares representing 864,320 votes abstained. In addition, there were 12,958,205 Broker Non-Votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOEWS CORPORATION
(Registrant)

Dated: May 15, 2019	By:	/s/ Marc A. Alpert
Marc A. Alpert
Senior Vice President,
General Counsel and Secretary